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                                                                EXHIBIT h(29)(d)


                                 AMENDMENT NO. 3
                             PARTICIPATION AGREEMENT


     The Participation Agreement (the "Agreement"), dated February 2, 1998, by and among AIM Variable Insurance Funds, a Delaware trust, A I M Distributors, Inc., a Delaware corporation, The Guardian Insurance & Annuity Company, Inc., a Delaware life insurance company and Guardian Investor Services Corporation, a New York corporation, is hereby amended as follows:


     Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:

                                   SCHEDULE A

          FUNDS AVAILABLE UNDER THE                         SEPARATE ACCOUNTS                   CONTRACTS FUNDED BY THE
                  POLICIES                                 UTILIZING THE FUNDS                     SEPARATE ACCOUNTS
---------------------------------------------- ------------------------------------------- -----------------------------------------
AIM V.I. Aggressive Growth Fund                Separate Account K                          o    Park Avenue Life
AIM V.I. Capital Appreciation Fund
AIM V.I. Global Utilities Fund                 ------------------------------------------- -----------------------------------------
AIM V.I. Government Securities Fund            Separate Account M                          o    Park Avenue VUL
AIM V.I. Growth Fund
AIM V.I. Value Fund                            ------------------------------------------- -----------------------------------------
                                               Separate Account E                          o    The Guardian Investor Retirement
                                                                                                Asset Manager Variable Annuity
                                                                                                Contract

                                               ------------------------------------------- -----------------------------------------
                                               Separate Account N                          o    Park Avenue VUL - Millennium
                                                                                                Series

                                                                                           o    Park Avenue SVUL - Millennium
                                                                                                Series

                                               ------------------------------------------- -----------------------------------------
                                               Separate Account D                          o    Value Guard II - Individual  and
                                                                                                Group Variable Annuity Contract

                                               ------------------------------------------- -----------------------------------------
                                               Separate Account A                          o    Guardian Investor Individual
                                                                                                Variable Annuity Contract

                                               ------------------------------------------- -----------------------------------------
                                               Separate Account F                          o    Guardian Variable Annuity Contract
---------------------------------------------- ------------------------------------------- -----------------------------------------

     All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.


Effective Date:   August 1, 2000

                                            AIM VARIABLE INSURANCE FUNDS



Attest: /s/ NANCY L. MARTIN                 By: /s/ ROBERT H. GRAHAM
        ----------------------                 -------------------------------
Name:  Nancy L. Martin                      Name:  Robert H. Graham
Title: Assistant Secretary                  Title: President



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                                            A I M DISTRIBUTORS, INC.


Attest: /s/ NANCY L. MARTIN                 By: /s/ MICHAEL J. CEMO
        -------------------------              -------------------------------
Name:  Nancy L. Martin                      Name:  Michael J. Cemo
Title: Assistant Secretary                  Title: President

(SEAL)

                                            THE GUARDIAN INSURANCE & ANNUITY
                                            COMPANY, INC.


Attest: /s/ RICHARD T. POTTER JR.           By: /s/ BRUCE C. LONG
        -------------------------              -------------------------------
Name:  Richard T. Potter, Jr.               Name: Bruce C. Long
      ---------------------------                -----------------------------
Title: Vice President and Counsel           Title: Executive Vice President,
      ---------------------------                 ----------------------------
                                                   Equity Products
                                                  ----------------------------


(SEAL)

                                            GUARDIAN INVESTOR SERVICES
                                            CORPORATION

Attest: /s/ RICHARD T. POTTER JR.           By: /s/ BRUCE C. LONG
        -------------------------              -------------------------------
Name:  Richard T. Potter, Jr.               Name: Bruce C. Long
      ---------------------------                -----------------------------
Title: Vice President and Counsel           Title: President
      ---------------------------                 ----------------------------


(SEAL)



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